                               INDEX TO EXHIBITS
                               -----------------


                                                        Page
                                                        ----

EXHIBIT A           Agreement of Reporting Persons      18

                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of ViroPharma Incorporated has been filed on behalf of the undersigned.

Signature:
----------

     Dated February 13, 1997


                              Oak Investment Partners VI,
                              Limited Partnership

                              By:   Oak Associates VI, LLC
                                    As General Partner

                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    Managing Member

                                    Oak Associates VI, LLC

                              By:   /s/ Edward F. Glassmeyer
                                    --------------------------------
                                    Managing Member

                              Oak VI Affiliates Fund,
                              Limited Partnership

                              By:   Oak VI Affiliates, LLC,
                                    As General Partner

                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    Managing Member

                              Oak VI Affiliates, LLC

                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    Managing Member

                              OAK MANAGEMENT CORPORATION


                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Name:  Edward F. Glassmeyer
                              Title: President

                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano

                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman

                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher

                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer

                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont

                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More